EXHIBIT 10.4

Execution Copy

TERMINATION AGREEMENT

This TERMINATION AGREEMENT dated as of October 28, 2022, is being entered into by and among Midwest Energy Emissions Corp., a Delaware corporation, (the “Borrower”), MES, Inc., a North Dakota corporation and wholly owned subsidiary of the Borrower (“MES”), and AC Midwest Energy LLC, a Delaware limited liability company (the “Lender”). Each of Borrower, MES and the Lender may hereinafter be referred to, individually, as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, on June 1, 2021, the Borrower, Guarantor and the Lender entered into a certain Debt Repayment and Exchange Agreement, as amended by Amendment No. 1 to Debt Repayment and Exchange Agreement, dated January 24, 2022 (collectively, the “Debt Repayment Agreement”); and

WHEREAS, the closing thereunder has not occurred to date and the Parties now desire to terminate the Debt Repayment Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual covenants contained herein, the Parties hereto, intending to be legally bound hereby, agree as follows:

1. The Debt Repayment Agreement is hereby terminated with immediate effect and none of the Parties shall have any further responsibility or liability thereunder.

2. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.

3. This Agreement may be executed in one or more counterparts, each of which may be deemed to be an original instrument, but all of which together shall constitute but one Agreement. A signed copy of this Agreement which is received via facsimile or other electronic transmission shall be given the same effect for all purposes, as if it were an original.

[Intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, each party has caused its signature page to this Termination Agreement to be duly executed as of the date first written above.

BORROWER:

MIDWEST ENERGY EMISSIONS CORP.

By:	/s/ Richard MacPherson
Name:	Richard MacPherson
Its:	Chief Executive Officer

GUARANTOR:

MES, INC.

By:	/s/ Richard MacPherson
Name:	Richard MacPherson
Its:	Chief Executive Officer

LENDER:

AC MIDWEST ENERGY LLC

By:	/s/ Samir Patel
Name:	Samir Patel
Its:	Manager

[Signature Page to Termination Agreement]

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